Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
17.	Commitments and Contingencies

(a)	Commitments

The Group leases venue for auto shows and office space under non-cancelable operating lease agreements, which expire at various dates through December 2023. As of December 31, 2018, future minimum lease under non-cancelable operating lease agreements were as follows

(i)	Venue for auto shows

Total operating lease commitments
2019	7,988

(ii)	Office space

Total operating lease commitments
2019	3,717
2020	2,483
2021	1,194
2022	595
2023	397
Total	8,386

(iii)	Purchases of advertising services

The Group has entered into an Advertising Placements Cooperation Master Agreement (the "Agreement") with Chi Zhong Advertising Company Ltd. ("Chi Zhong") on September 10, 2018 whereby Chi Zhong will provide advertising services of approximately RMB60 million to the Company across PRC from November 1, 2018 to November 1, 2020. The Group has paid RMB30 million to Chi Zhong in November 2018 and the remaining RMB30 million will be payable in July 2019.

(b)	Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of any unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group's financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group's view of these matters may change in the future. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group has not recorded any material liabilities in this regard as of December 31, 2017 and 2018.